Exhibit 99.1

Coeptis Therapeutics Appoints Brian Cogley as Chief Financial Officer

15-year accounting and finance career spans several sectors including life sciences and underscores financial leadership abilities

Wexford, PA, May 17, 2023 – Coeptis Therapeutics Holdings, Inc. (NASDAQ: COEP) (“Coeptis” or the “Company”), a biopharmaceutical company developing innovative cell therapy platforms for cancer, announced today the appointment of Brian Cogley, MBA, to the position of Chief Financial Officer (CFO) effective immediately. Mr. Cogley brings 15 years of accounting and finance experience to Coeptis, having previously held positions of increasing authority at two “Big 4” accounting firms and served on the management teams of multiple companies in diverse industries. He succeeds Christine Sheehy, who will remain with Coeptis in a senior finance capacity and as Vice President of Compliance and Corporate Secretary.

As CFO, Mr. Cogley will be responsible for leading Coeptis’ financial and capital markets activities as the Company targets multiple anticipated growth drivers resulting from the advancement of its SNAP-CAR and GEAR™ programs and other opportunities. Mr. Cogley joins Coeptis’ leadership team alongside Dave Mehalick, Chairman, President and Chief Executive Officer, and Dan Yerace, Director and Vice President of Operations.

“We are excited to add Brian to the Coeptis Therapeutics team. Hiring an individual of his capabilities reflects our commitment to bringing in talented individuals with strong track records to our company,” stated Dave Mehalick, President and CEO of Coeptis. “Brian’s extensive and diverse experience advising a range of public and private companies in a variety of industries, including biotechnology and pharmaceuticals, will be instrumental to the growth of Coeptis as we continue to integrate and advance the SNAP-CAR and GEAR programs and as we analyze current and future growth opportunities. On behalf of our Coeptis, I am pleased to welcome Brian and look forward to working with him.”

An accountant by training, Mr. Cogley arrives at Coeptis with a 15-year career in corporate finance and accounting during which he advised and led the financial operations for companies spanning multiple industries including life sciences, pharmaceuticals, financial services, and manufacturing. Most recently, Brian was a Senior Manager, Accounting Advisory at CFGI, LLC where he served pharmaceutical and financial services clients in technical accounting implementations and execution, interim Controller roles, interim SEC Reporting Manager roles, segment reporting and carve-out engagements.

Prior to joining CFGI, Mr. Cogley held the position of Vice President of Finance & Accounting at NexTier Bank where he was a member of the Company’s senior management team and led its accounting and finance operations, including the general ledger, financial planning and analysis, internal and external financial reporting, and human resources. Prior to NexTier, Mr. Cogley held the position of Global Cash Manager for Calgon Carbon Corporation, where he was responsible for all daily cash decisions across the global enterprise. Before joining Calgon Carbon, Mr. Cogley was a Financial Analyst at TriState Capital Bank where he was responsible for building its Sarbanes-Oxley control environment, SEC/regulatory reporting and new system implementation, while also working on various process improvement projects.

Mr. Cogley began his career at KPMG, LLP, providing audit and assurance services to a variety of clients in the financial services industry. Mr. Cogley earned a B.A. with a concentration in accounting and a Master of Business Administration with a concentration in finance from Duquesne University.

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“I am delighted to join the team at Coeptis Therapeutics, especially at such an exciting time for the Company as it works to advance its diverse pipeline of cell and gene therapies while at the same time exploring expansion opportunities,” stated Mr. Cogley. “I look forward to working with Dave and the rest of the management team, utilizing my financial expertise to help Coeptis achieve its growth potential and generate value for both patients and shareholders.”

About Coeptis Therapeutics Holdings, Inc.

Coeptis Therapeutics Holdings, Inc., together with its subsidiaries including Coeptis Therapeutics, Inc. and Coeptis Pharmaceuticals, Inc., (collectively “Coeptis”), is a biopharmaceutical company developing innovative cell therapy platforms for cancer that have the potential to disrupt conventional treatment paradigms and improve patient outcomes. Coeptis' product portfolio and rights are highlighted by a universal, multi-antigen CAR T technology licensed from the University of Pittsburgh (SNAP-CAR), and intellectual property and knowhow related to the GEAR™ cell therapy and companion diagnostic platforms, which Coeptis is developing with VyGen-Bio and leading medical researchers at the Karolinska Institutet. Coeptis' business model is designed around maximizing the value of its current product portfolio and rights through in-license agreements, out-license agreements and co-development relationships, as well as entering into strategic partnerships to expand its product rights and offerings, specifically those targeting cancer. The Company is headquartered in Wexford, PA. For more information on Coeptis visit https://coeptistx.com/.

Cautionary Note Regarding Forward-Looking Statements

This press release and statements of our management made in connection therewith contain or may contain “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events or performance, and underlying assumptions, and other statements that are other than statements of historical facts. When we use words such as "may," "will," "intend," "should," "believe," "expect," "anticipate," "project," "estimate" or similar expressions that do not relate solely to historical matters, we are making forward-looking statements. Forward-looking statements are not a guarantee of future performance and involve significant risks and uncertainties that may cause the actual results to differ materially and perhaps substantially from our expectations discussed in the forward-looking statements. Factors that may cause such differences include but are not limited to: (1) the inability to maintain the listing of the Company’s securities on the Nasdaq Global Market; (2) the risk that currently explored expansion opportunities, if consummated, disrupts current plans and operations of Company; (3) the inability to recognize the anticipated benefits of the recently closed business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth economically and hire and retain key employees; (4) the risks that the Company’s products in development or those targeted to enter the clinical trial phase fail clinical trials or are not approved by the U.S. Food and Drug Administration or other applicable regulatory authorities; (5) costs related to our ongoing asset development plans and our focus on business expansion opportunities; (6) changes in applicable laws or regulations; (7) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and (8) the impact of the global COVID-19 pandemic on any of the foregoing risks and other risks and uncertainties identified in the Company’s filings with the Securities and Exchange Commission (the “SEC”). The foregoing list of factors is not exclusive. All forward-looking statements are subject to significant uncertainties and risks including, but not limited, to those risks contained or to be contained in reports and other filings filed by the Company with the SEC. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Additional factors are discussed in the Company’s filings made or to be made with the SEC, which are available for review at www.sec.gov. We undertake no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof unless required by applicable laws, regulations, or rules.

CONTACTS

Coeptis Therapeutics, Inc.

Andy Galy, Sr. VP of Communications

504-416-6965

andy.galy@coeptistx.com

Tiberend Strategic Advisors, Inc.

Investors

Daniel Kontoh-Boateng

862-213-1398

dboateng@tiberend.com

Media

David Schemelia

609-468-9325

dschemelia@tiberend.com

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